Certification Pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002

The certification set forth below is being submitted in
connection with the Annual Report on Form 10-K of Berry
Petroleum Company for the year ended December 31, 2003 (the
'Report') for the purpose of complying with Rule 13a-14(b) of the Securities Exchange Act of 1934 (the 'Exchange Act') and
Section 1350 of Chapter 63 of Title 18 of the United States
Code.

    I, Jerry V. Hoffman, as Chairman, President and Chief
Executive Officer of Berry Petroleum Company (the
"Company"), hereby certify, pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

(1)  The Annual Report on Form 10-K of the Company for the
period ended December 31, 2003 (the "Report") which this
certification accompanies, fully complies with the
requirements of section 13(a) or 15(d) of the Securities
Exchange Act of 1934; and

(2)  The information contained in the Report fairly
presents, in all material respects, the financial condition
and results of operations of the Company.

/s/ Jerry V. Hoffman
Jerry V. Hoffman
Chairman, President and Chief Executive Officer
March 9, 2004